EXHIBIT 99.3

Investor Relations Supplemental Schedules

Investor Relations Supplemental Schedules

Summary

($ Millions)

	4Q 2008	4Q 2007

Reported Net Income	$443	$1,452
EPS - Diluted	$0.55	$1.74

Core Results	$957	$1,464
EPS - Diluted	$1.18	$1.76

Total Worldwide Sales Volumes (mboe/day)	620	590
Total Worldwide Production (mboe/day)	623	588

Total Worldwide Crude Oil Realizations ($/BBL)	$53.52	$80.30
Domestic Natural Gas Realizations ($/MCF)	$4.67	$6.77

Wtd. Average Basic Shares O/S (mm)	810.3	828.4
Wtd. Average Diluted Shares O/S (mm)	811.6	833.1

	YTD 2008	YTD 2007

Reported Net Income	$6,857	$5,400
EPS - Diluted	$8.35	$6.44

Core Results	$7,348	$4,405
EPS - Diluted	$8.95	$5.25

Total Worldwide Sales Volumes (mboe/day)	601	570
Total Worldwide Production (mboe/day)	603	567

Total Worldwide Crude Oil Realizations ($/BBL)	$88.26	$64.77
Domestic Natural Gas Realizations ($/MCF)	$8.03	$6.53

Wtd. Average Basic Shares O/S (mm)	817.6	834.9
Wtd. Average Diluted Shares O/S (mm)	820.8	839.1

Shares Outstanding (mm)	810.2	825.7

Cash Flow from Operations	$10,700	$6,800

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2008 Fourth Quarter

Net Income (Loss)

($ millions)

	Reported Income	Significant Items Affecting Income		Core Results
Oil & Gas	$339	$58	Rig contract terminations	996
		599	Asset impairments

Chemical	127	90	Plant closure and impairments	217

Midstream, marketing and other	170			170

Corporate
Interest expense, net	(16)			(16)

Other	(54)			(54)

Taxes	(118)	(238)	Tax effect of adjustments	(356)

Income from continuing operations	448	509		957
Discontinued operations, net of tax	(5)	5	Discontinued operations, net	—
Net Income	$443	$514		$957

Basic Earnings Per Common Share
Income from continuing operations	$0.55
Discontinued operations, net	—
Net Income	$0.55			$1.18

Diluted Earnings Per Common Share
Income from continuing operations	$0.55
Discontinued operations, net	—
Net Income	$0.55			$1.18

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2007 Fourth Quarter

Net Income (Loss)

($ millions)

	Reported Income	Significant Items Affecting Income		Core Results
Oil & Gas	$2,461			$2,461

Chemical	94			94

Midstream, marketing and other	138			138

Corporate
Interest expense, net	(13)			(13)

Other	(175)	25	Severance	(150)

Taxes	(1,057)	(9)	Tax effect of adjustments	(1,066)

Income from continuing operations	1,448	16		1,464
Discontinued operations, net of tax	4	(4)	Discontinued operations, net	—
Net Income	$1,452	$12		$1,464

Basic Earnings Per Common Share
Income from continuing operations	$1.75
Discontinued operations, net of tax	—
Net Income	$1.75			$1.77

Diluted Earnings Per Common Share
Income from continuing operations	$1.74
Discontinued operations, net of tax	—
Net Income	$1.74			$1.76

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2008 Total Year

Net Income (Loss)

($ millions)

	Reported Income	Significant Items Affecting Income		Core Results
Oil & Gas	$10,651	$58	Rig contract terminations	$11,308
		599	Asset impairments

Chemical	669	90	Plant closure and impairments	759

Midstream, marketing and other	520			520

Corporate
Interest expense, net	(26)			(26)

Other	(346)			(346)

Taxes	(4,629)	(238)	Tax effect of adjustments	(4,867)

Income from continuing operations	6,839	509		7,348
Discontinued operations, net of tax	18	(18)	Discontinued operations, net	—
Net Income	$6,857	$491		$7,348

Basic Earnings Per Common Share
Income from continuing operations	$8.37
Discontinued operations, net	0.02
Net Income	$8.39			$8.99

Diluted Earnings Per Common Share
Income from continuing operations	$8.33
Discontinued operations, net	0.02
Net Income	$8.35			$8.95

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2007 Total Year

Net Income (Loss)

($ millions)

	Reported Income	Significant Items Affecting Income		Core Results
Oil & Gas	$7,957	$(412)	Sale of Russian operations	$7,369
		(112)	Legal settlements
		(103)	Sale of exploration properties
		(35)	Sale of oil & gas interests
		74	Exploration impairments
Chemical	601			601

Midstream, marketing and other	367			367

Corporate
Interest expense, net	(199)	167	Debt purchases	(32)

Other	(141)	(326)	Sale of Lyondell shares	(395)
		25	Severance charge
		47	Facility closure

Taxes	(3,507)	2	Tax effect of adjustments	(3,505)

Income from continuing operations	5,078	(673)		4,405
Discontinued operations, net of tax	322	(322)	Discontinued operations, net	—
Net Income	$5,400	$(995)		$4,405

Basic Earnings Per Common Share
Income from continuing operations	$6.08
Discontinued operations, net of tax	0.39
Net Income	$6.47			$5.28

Diluted Earnings Per Common Share
Income from continuing operations	$6.05
Discontinued operations, net of tax	0.39
Net Income	$6.44			$5.25

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

Items Affecting Comparability of Core Results Between Periods

The item(s) below are included in core results and are shown in this table because they affect the comparability between periods.

Pre-tax
Income / (Expense)	Fourth Quarter		12 Months
	2008	2007	2008	2007
Corporate
Foreign Exchange Gains & (Losses)*	88	5	91	(18)

*Amounts shown after tax

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

Worldwide Effective Tax Rate

	QUARTERLY			YEAR TO-DATE
	2008	2008	2007	2008	2007
REPORTED INCOME	QTR 4	QTR 3	QTR 4	12 Months	12 Months
Oil & Gas (a)	339	3,618	2,461	10,651	7,957
Chemicals	127	219	94	669	601
Midstream, marketing and other	170	66	138	520	367
Corporate	(70)	(85)	(188)	(372)	(340)
Pre-tax income	566	3,818	2,505	11,468	8,585

Income tax expense
Federal and state	65	716	473	2,188	1,558
Foreign (a)	53	830	584	2,441	1,949
Total	118	1,546	1,057	4,629	3,507

Income from continuing operations	448	2,272	1,448	6,839	5,078

Worldwide effective tax rate	21%	40%	42%	40%	41%

	2008	2008	2007	2008	2007
CORE RESULTS	QTR 4	QTR 3	QTR 4	12 Months	12 Months
Oil & Gas (a)	996	3,618	2,461	11,308	7,369
Chemicals	217	219	94	759	601
Midstream, marketing and other	170	66	138	520	367
Corporate	(70)	(85)	(163)	(372)	(427)
Pre-tax income	1,313	3,818	2,530	12,215	7,910

Income tax expense
Federal and state	131	716	482	2,254	1,556
Foreign (a)	225	830	584	2,613	1,949
Total	356	1,546	1,066	4,867	3,505

Core results	957	2,272	1,464	7,348	4,405

Worldwide effective tax rate	27%	40%	42%	40%	44%

(a) Revenues and income tax expense include taxes owed by Occidental but paid by governmental entities on its behalf. Oil and gas pre-tax income includes the following revenue amounts by periods.

2008	2008	2007	2008	2007
QTR 4	QTR 3	QTR 4	12 Months	12 Months
250	731	406	2,051	1,325

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2008 Fourth Quarter Net Income (Loss)

Reported Income Comparison

	Fourth	Third
	Quarter	Quarter
	2008	2008	B / (W)
Oil & Gas	$339	$3,618	$(3,279)
Chemical	127	219	(92)
Midstream, marketing and other	170	66	104
Corporate
Interest expense, net	(16)	(3)	(13)
Other	(54)	(82)	28
Taxes	(118)	(1,546)	1,428
Income from continuing operations	448	2,272	(1,824)
Discontinued operations, net	(5)	(1)	(4)
Net Income	$443	$2,271	$(1,828)

Earnings Per Common Share
Basic	$0.55	$2.79	$(2.24)
Diluted	$0.55	$2.78	$(2.23)

Worldwide Effective Tax Rate	21%	40%	19%

OCCIDENTAL PETROLEUM

2008 Fourth Quarter Net Income (Loss)

Core Results Comparison

	Fourth	Third
	Quarter	Quarter
	2008	2008	B / (W)
Oil & Gas	$996	$3,618	$(2,622)
Chemical	217	219	(2)
Midstream, marketing and other	170	66	104
Corporate
Interest expense, net	(16)	(3)	(13)
Other	(54)	(82)	28
Taxes	(356)	(1,546)	1,190
Core Results	$957	$2,272	$(1,315)

Core Results Per Common Share
Basic	$1.18	$2.79	$(1.61)
Diluted	$1.18	$2.78	$(1.60)

Worldwide Effective Tax Rate	27%	40%	13%

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

Oil & Gas

Variance Analysis 4Q08 vs. 3Q08

($ Millions)

*Includes foreign tax liability f/x gains of $76 million

OCCIDENTAL PETROLEUM

Chemical

Variance Analysis 4Q08 vs. 3Q08

($ Millions)

*Lower energy and feedstock costs

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2008 Fourth Quarter Net Income (Loss)

Reported Income Comparison

	Fourth	Fourth
	Quarter	Quarter
	2008	2007	B / (W)
Oil & Gas	$339	$2,461	$(2,122)
Chemical	127	94	33
Midstream, marketing and other	170	138	32
Corporate
Interest expense, net	(16)	(13)	(3)
Other	(54)	(175)	121
Taxes	(118)	(1,057)	939
Income from continuing operations	448	1,448	(1,000)
Discontinued operations, net	(5)	4	(9)
Net Income	$443	$1,452	$(1,009)

Earnings Per Common Share
Basic	$0.55	$1.75	$(1.20)
Diluted	$0.55	$1.74	$(1.19)

Worldwide Effective Tax Rate	21%	42%	21%

OCCIDENTAL PETROLEUM

2008 Fourth Quarter Net Income (Loss)

Core Results Comparison

	Fourth	Fourth
	Quarter	Quarter
	2008	2007	B / (W)
Oil & Gas	$996	$2,461	$(1,465)
Chemical	217	94	123
Midstream, marketing and other	170	138	32
Corporate
Interest expense, net	(16)	(13)	(3)
Other	(54)	(150)	96
Taxes	(356)	(1,066)	710
Core Results	$957	$1,464	$(507)

Core Results Per Common Share
Basic	$1.18	$1.77	$(0.59)
Diluted	$1.18	$1.76	$(0.58)

Worldwide Effective Tax Rate	27%	42%	15%

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

Oil & Gas

Variance Analysis 4Q08 vs. 4Q07

($ Millions)

* DD&A rate increase and higher operating expenses

OCCIDENTAL PETROLEUM

Chemical

Variance Analysis 4Q08 vs. 4Q07

($ Millions)

* Lower feedstock costs

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

SUMMARY OF OPERATING STATISTICS

	Fourth Quarter		Twelve Months
	2008	2007	2008	2007
SALES VOLUMES PER DAY:
United States
Crude Oil and Liquids (MBL)
California	97	88	89	89
Permian	167	170	168	167
Midcontinent and Rockies	9	4	6	4
Total	273	262	263	260
Natural Gas (MMCF)
California	221	250	235	254
Permian	188	180	181	186
Midcontinent and Rockies	187	148	171	153
Total	596	578	587	593
Latin America
Crude Oil (MBL)
Argentina	32	31	32	32
Colombia	45	41	43	42
Total	77	72	75	74
Natural Gas (MMCF)
Argentina	24	19	21	22
Bolivia	21	22	21	18
Total	45	41	42	40
Middle East / North Africa
Crude Oil and Liquids (MBL)
Oman	27	20	23	20
Dolphin	23	14	21	4
Qatar	48	52	47	48
Yemen	20	22	21	25
Libya	10	22	15	22
Total	128	130	127	119
Natural Gas (MMCF)
Oman	23	30	24	30
Dolphin	209	133	184	51
Total	232	163	208	81
Barrels of Oil Equivalent (MBOE)

Subtotal consolidated subsidiaries	624	594	605	573
Other interests
Colombia - minority interest	(6)	(6)	(6)	(5)
Yemen - Occidental net interest	2	2	2	2
Total worldwide sales - MBOE	620	590	601	570

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

SUMMARY OF OPERATING STATISTICS

	Fourth Quarter		Twelve Months
	2008	2007	2008	2007
NET PRODUCTION PER DAY:
United States
Crude Oil and Liquids (MBL)	273	262	263	260
Natural Gas (MMCF)	596	578	587	593

Latin America
Crude Oil (MBL)
Argentina	38	32	34	33
Colombia	45	41	44	42
Total	83	73	78	75
Natural Gas (MMCF)	45	41	42	40

Middle East / North Africa
Crude Oil and Liquids (MBL)
Oman	28	20	23	19
Dolphin	22	14	20	5
Qatar	48	51	47	47
Yemen	20	22	21	25
Libya	8	20	15	21
Total	126	127	126	117
Natural Gas (MMCF)	232	163	208	81

Barrels of Oil Equivalent (MBOE)

Subtotal consolidated subsidiaries	627	592	607	571
Other interests
Colombia - minority interest	(6)	(6)	(6)	(6)
Yemen - Occidental net interest	2	2	2	2
Total worldwide production - MBOE	623	588	603	567

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

SUMMARY OF OPERATING STATISTICS

	Fourth Quarter		Twelve Months
	2008	2007	2008	2007
OIL & GAS:
PRICES
United States
Crude Oil ($/BBL)	52.64	83.17	91.16	65.67
Natural gas ($/MCF)	4.67	6.77	8.03	6.53

Latin America
Crude Oil ($/BBL)	47.48	67.92	70.53	56.66
Natural Gas ($/MCF)	4.99	3.69	4.43	2.66

Middle East / North Africa
Crude Oil ($/BBL)	59.09	83.88	94.70	69.24

Total Worldwide
Crude Oil ($/BBL)	53.52	80.30	88.26	64.77
Natural Gas ($/MCF)	3.72	5.41	6.10	5.68

	Fourth Quarter		Twelve Months
	2008	2007	2008	2007
Exploration Expense
Domestic	$53	$21	$95	$121
Latin America	18	16	53	52
Middle East / North Africa	142	57	259	219
Other Eastern Hemisphere	2	7	1	30
TOTAL REPORTED	$215	$101	$408	$422
Less - non-core impairments	(81)	—	(81)	(58)
TOTAL CORE	$134	$101	$327	$364

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

SUMMARY OF OPERATING STATISTICS

	Fourth Quarter		Twelve Months
Capital Expenditures ($MM)	2008	2007	2008	2007
Oil & Gas
California	$244	$140	$802	$573
Permian	207	77	485	367
Other U.S.	149	59	389	201
Latin America	301	192	848	508
Middle East / North Africa	323	249	1,058	1,059
Exploration	107	36	263	157
Chemicals	86	107	240	245
Midstream, marketing and other	160	83	492	243
Corporate	17	3	87	7
TOTAL	$1,594	$946	$4,664	$3,360

Depreciation, Depletion &	Fourth Quarter		Twelve Months
Amortization of Assets ($MM)	2008	2007	2008	2007
Oil & Gas
Domestic	$334	$276	$1,094	$1,040
Latin America	140	93	453	355
Middle East / North Africa	181	170	760	597
Chemicals	72	78	311	304
Midstream, marketing and other	21	18	73	67
Corporate	5	4	19	16
TOTAL	$753	$639	$2,710	$2,379

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

CORPORATE

($ millions)

	31-Dec-08	31-Dec-07

CAPITALIZATION

Long-Term Debt (including current maturities)	$2,740	$1,776

Notes Payable	7	12

Others	25	25

Total Debt	$2,772	$1,813

EQUITY	$27,300	$22,823

Total Debt To Total Capitalization	9%	7%